UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 15, 2022

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depository Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 18, 2022, Carnival Corporation (together with Carnival plc, the “Company,” “we,” “us,” or “our”) closed its previously announced private offering (the “Convertible Notes Offering”) to qualified institutional buyers of $1 billion aggregate principal amount of its 5.75% Convertible Senior Notes due 2027 (the “Convertible Notes”). Carnival Corporation has granted the initial purchasers of the Convertible Notes an option to purchase on or before November 30, 2022, up to an additional $150 million aggregate principal amount of Convertible Notes.

The Convertible Notes were issued pursuant to an Indenture, dated as of November 18, 2022 (the “Indenture”), among Carnival Corporation, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee. The Convertible Notes will pay interest semi-annually on June 1 and December 1 of each year, beginning on June 1, 2023, at a rate of 5.75% per year. The Convertible Notes will mature on December 1, 2027, unless earlier repurchased, redeemed or converted. No sinking fund is provided for the Convertible Notes.

The Convertible Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by Carnival plc and certain of Carnival Corporation’s and Carnival plc’s subsidiaries that guarantee substantially all of the Company’s indebtedness (the “Subsidiary Guarantors”). In the future, subject to certain exceptions, each of Carnival Corporation’s and Carnival plc’s subsidiaries (other than the Subsidiary Guarantors) that becomes an issuer, borrower, obligor or guarantor under certain other indebtedness for borrowed money of Carnival Corporation, Carnival plc or any other Subsidiary Guarantor, in each case, in an aggregate principal amount in excess of $250 million, will be required to guarantee the Convertible Notes; provided, that any such subsidiary will not be required to become a guarantor if such subsidiary would not be required to provide a guarantee under certain of Carnival Corporation’s, Carnival plc’s or any Subsidiary Guarantor’s capital markets indebtedness (which indebtedness excludes Carnival Corporation’s 5.75% Convertible Senior Notes due 2023 and the 10.375% Senior Priority Notes due 2028 issued by Carnival Holdings (Bermuda) Limited).

The Convertible Notes are convertible by holders, subject to the conditions described below, into cash, shares of the common stock, par value $0.01 per share, of Carnival Corporation (the “Common Stock”), or a combination thereof, at Carnival Corporation’s election. The initial conversion rate for the Convertible Notes is 74.6714 shares of Common Stock per $1,000 principal amount of Convertible Notes, equivalent to an initial conversion price of approximately $13.39 per share of Common Stock. The conversion rate is subject to customary anti-dilution adjustments but will not be adjusted for any accrued and unpaid interest. In addition, holders who elect to convert their Convertible Notes in connection with certain corporate events or a notice of a tax redemption are, under certain circumstances, entitled to convert at an increased conversion rate.

The Convertible Notes are convertible at any time prior to the close of business on the business day immediately preceding September 1, 2027 only under the following circumstances:

(1)	during any fiscal quarter commencing after the fiscal quarter ending on February 28, 2023 (and only during such fiscal quarter), if the last reported sale price per share of the Common Stock for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on the last trading day of the immediately preceding fiscal quarter is greater than or equal to 130% of the conversion price on each applicable trading day;
(2)	during the five consecutive business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of Convertible Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price per share of Common Stock and the conversion rate on each such trading day;
(3)	after our delivery of a notice of redemption and prior to the close of business on the second scheduled trading day immediately preceding any redemption date; or

(4)	upon the occurrence of specified corporate events.

On or after September 1, 2027 until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert their Convertible Notes at any time.

If Carnival Corporation undergoes certain corporate events (each, a “fundamental change”), subject to certain conditions, holders may require Carnival Corporation to repurchase for cash all or any portion of their Convertible Notes at a price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

Carnival Corporation may not redeem the Convertible Notes prior to December 5, 2025, except as described in the next sentence. Carnival Corporation may redeem the Convertible Notes, in whole but not in part, at any time on or prior to 40th scheduled trading day immediately before the maturity date, if Carnival Corporation or any guarantor would have to pay any additional amounts on the Convertible Notes due to a change in tax laws, regulations or rulings or a change in the official application, administration or interpretation of such laws, regulations or rulings, which in each case is announced and becomes effective after November 15, 2022. Upon Carnival Corporation’s giving notice of a tax redemption, holders of the Convertible Notes may elect not to have their Convertible Notes redeemed, in which case such holders would not be entitled to receive any such additional amounts. The redemption price will equal 100% of the principal amount of the Convertible Notes being redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

In addition, on or after December 5, 2025 and on or before the 40th scheduled trading day immediately before the maturity date, Carnival Corporation may redeem for cash all or any portion of the Convertible Notes, at its option, if the last reported sale price per share of Carnival Corporation’s common stock exceeds 130% of the conversion price then in effect on at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which Carnival Corporation provides notice of redemption, during the 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which Carnival Corporation provides notice of redemption. The redemption price will equal 100% of the principal amount of the Convertible Notes being redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

The Indenture provides for customary covenants and sets forth certain events of default after which the Convertible Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default involving Carnival Corporation, Carnival plc, any of our or Carnival plc’s significant subsidiaries or any group of our or Carnival plc’s subsidiaries that, taken together, would constitute a significant subsidiary after which the Convertible Notes become automatically due and payable.

In connection with the Convertible Notes Offering, on November 15, 2022, Carnival Corporation, Carnival plc and the subsidiary guarantors party thereto entered into a purchase agreement (the “Purchase Agreement”) with Barclays Capital Inc., BofA Securities, Inc. and Citigroup Global Markets Inc. The Purchase Agreement contains customary representations, covenants and indemnification provisions. The net proceeds from the Convertible Notes Offering after initial purchasers’ discounts and before offering expenses are $975 million (or approximately $1.121 billion if the initial purchasers exercise their option to purchase additional Convertible Notes in full). The Company expects to use the net proceeds from the offering of the Convertible Notes to make principal payments on debt and for general corporate purposes.

The Convertible Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Convertible Notes, and the Common Stock issuable upon conversion of the Convertible Notes, if any, were not, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

PJT Partners served as independent financial advisor to Carnival Corporation & plc.

The description of the Indenture and the Convertible Notes above is qualified in its entirety by reference to the text of the Indenture and the form of Convertible Note, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Convertible Notes and the Indenture is contained in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information required by Item 3.02 relating to the sale of the Convertible Notes is contained in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.

Carnival Corporation offered and sold the Convertible Notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, and for resale by the initial purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Carnival Corporation relied on these exemptions from registration based in part on representations made by the initial purchasers in the purchase agreement relating to the Convertible Notes Offering. The shares of Common Stock issuable upon conversion of the Convertible Notes, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Initially, a maximum of 103,046,440 shares of Carnival Corporation’s common stock may be issued upon conversion of the Convertible Notes (assuming the initial purchasers exercise their option to purchase additional Convertible Notes in full), based on the initial maximum conversion rate of 89.6056 shares of common stock per $1,000 principal amount of Convertible Notes, which is subject to customary anti-dilution adjustment provisions.

Item 8.01	Other Events.

On November 15, 2022, the Company issued a press release announcing the Convertible Notes Offering and a press release announcing the pricing of the Convertible Notes Offering, copies of which are filed hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

Cautionary Note Concerning Factors That May Affect Future Results

Carnival Corporation and Carnival plc and their respective subsidiaries are referred to collectively in this current report as “Carnival Corporation & plc,” “our,” “us” and “we.” Some of the statements, estimates or projections contained in this current report are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, operations, outlooks, plans, goals, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “aspiration,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms.

Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

• Pricing	• Goodwill, ship and trademark fair values
• Booking levels	• Liquidity and credit ratings
• Occupancy	• Adjusted earnings per share
• Interest, tax and fuel expenses	• Return to guest cruise operations
• Currency exchange rates	• Impact of the COVID-19 coronavirus global pandemic on our financial condition and results of operations
• Estimates of ship depreciable lives and residual values

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently, and in the future may continue to be, amplified by COVID-19. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following:

•	COVID-19 has had, and is expected to continue to have, a significant impact on our financial condition and operations. The current, and uncertain future, impact of COVID-19, including its effect on the ability or desire of people to travel (including on cruises), is expected to continue to impact our results, operations, outlooks, plans, goals, reputation, litigation, cash flows, liquidity, and stock price;
•	events and conditions around the world, including war and other military actions, such as the current invasion of Ukraine, inflation, higher fuel prices, higher interest rates and other general concerns impacting the ability or desire of people to travel have led and may in the future lead, to a decline in demand for cruises, impacting our operating costs and profitability;
•	incidents concerning our ships, guests or the cruise industry have in the past and may, in the future, impact the satisfaction of our guests and crew and lead to reputational damage;
•	changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax have in the past and may, in the future, lead to litigation, enforcement actions, fines, penalties and reputational damage;
•	factors associated with climate change, including evolving and increasing regulations, increasing global concern about climate change and the shift in climate conscious consumerism and stakeholder scrutiny, and increasing frequency and/or severity of adverse weather conditions could adversely affect our business;
•	inability to meet or achieve our sustainability related goals, aspirations, initiatives, and our public statements and disclosures regarding them, may expose us to risks that may adversely impact our business;
•	breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and may lead to reputational damage;
•	the loss of key employees, our inability to recruit or retain qualified shoreside and shipboard employees and increased labor costs could have an adverse effect on our business and results of operations;
•	increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs;
•	we rely on supply chain vendors who are integral to the operations of our businesses. These vendors and service providers are also affected by COVID-19 and may be unable to deliver on their commitments which could impact our business;
•	fluctuations in foreign currency exchange rates may adversely impact our financial results;

•	overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options;
•	inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests; and
•	the risk factors included in Carnival Corporation’s and Carnival plc’s Annual Report on Form 10-K filed with the SEC on January 27, 2022 and Carnival Corporation’s and Carnival plc’s Quarterly Reports on Form 10-Q filed with the SEC on March 28, 2022, June 29, 2022 and September 30, 2022.

The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this report, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based. Forward-looking and other statements in this report may also address our sustainability progress, plans and goals (including climate change and environmental-related matters). In addition, historical, current and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Indenture, dated as of November 18, 2022, among Carnival Corporation, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, relating to the issuance 5.75% Convertible Senior Notes due 2027.
99.1	Press release of Carnival Corporation and Carnival plc, dated November 15, 2022 (relating to the announcement of the Convertible Notes Offering).
99.2	Press release of Carnival Corporation and Carnival plc, dated November 15, 2022 (relating to the pricing of the Convertible Notes Offering).
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date: November 18, 2022		Date: November 18, 2022